DEBT
                                                              STRATEGIES
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              August 31, 1999

                         DEBT STRATEGIES FUND II, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                  Debt Strategies Fund II, Inc., August 31, 1999

DEAR SHAREHOLDER

For the six-month period ended August 31, 1999, Debt Strategies Fund II, Inc.'s total investment return was +2.89%, based on a change in per share net asset value from $9.15 to $8.91, and assuming reinvestment of $0.466 per share income dividends. During the same six-month period, the net annualized yield of the Fund's Common Stock was 10.63%. Since inception (March 27, 1998) through August 31, 1999, the total investment return on the Fund's Common Stock was +1.77%, based on a change in per share net asset value from $10.00 to $8.91, and assuming reinvestment of $1.158 per share income dividends. At the end of the August period, the Fund was 25.6% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

The Fund's performance reflects the ongoing difficulties experienced since 1998 in the markets in which the Fund invests. We would like to remind shareholders that Debt Strategies Fund II, Inc. is a diversified, closed-end Fund that seeks to provide current income by investing primarily in a diversified portfolio of debt securities, including leveraged bank loans and high-yield bonds, that are rated in the lower rating categories of established rating services, or unrated obligations of comparable quality. The leveraged bank loans in which the Fund invests are often senior secured obligations that offer investors greater principal protection than unsecured bonds. In addition, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds. The high-yield bonds in which the Fund invests are often unsecured debt securities with a fixed rate of interest.

Market Review

Late in the summer of 1998, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1999 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the latter half of the six-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999. During the six-month period ended August 31, 1999, the bellwether ten-year Treasury yield increased 0.68% to 5.97%, while credit spreads in both the high-yield bond and bank loan markets increased throughout the period to near historic highs.

During the same period, a number of cyclical industries including paper, steel, and energy began to show signs of improvement. However, certain sectors such as healthcare and mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The healthcare situation is particularly problematic in the long-term care sector (for example, nursing homes) as a result of Federal legislation that effectively cut Medicaid/Medicare reimbursement payments to these service providers by as much as 40%.

Furthermore, the mining industry is suffering through cyclical troughs in a number of commodities.

This difficult market environment resulted in high-yield market outflows rather consistently since July, which, in turn, dampened investor interest in new issues. Despite a strong US economy, a rebound in the equity markets and default rates at near historic averages, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a total return for the six-month period ended August 31, 1999 of +1.31%. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a total return of +3.86% for the same period. There continues to be a convergence of the leveraged bank loan market and the high-yield bond market.

Correlation Between Markets

There is a growing correlation between the leveraged loan market and the high-yield bond market. This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.

In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an attractive investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears on page 5 of this report to shareholders plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans and high-yield bonds are the only asset classes to fall above the line, which illustrates that, compared to other asset classes, the bank loan and high-yield markets provide superior risk/reward characteristics. For these reasons, we are optimistic about the Fund's investment potential.

Investment Strategy

Throughout the six months ended August 31, 1999, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.

During the six months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. We continuously monitor our positions and manage the Fund's composition to reflect our views on industries and specific issuers.

At August 31, 1999, 60% of the Fund's assets were allocated to bonds and 40% to bank loans. This position reflected our belief that bonds were very compelling given the wide credit spreads. More than 97% of


                                      2 & 3

                                  Debt Strategies Fund II, Inc., August 31, 1999

the Fund's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the Fund is about 45 days, the yield on that portion of the Fund will move within a two-month period of any change in the Federal Funds rate. The Fund's stated average maturity was approximately 7.3 years at August 31, 1999, but based on our experience, the Fund's holdings can be expected to have an actual average life of approximately 3 years - 4 years in response to the freely prepayable nature of the bank loans.

The Fund was approximately 26% leveraged as of August 31, 1999. While we have the ability to adjust leverage to react to market conditions, we believe the current level is appropriate given our strategy, and we expect leverage to remain at present levels.

The Fund's investments were spread across 220 issuers in 50 industries. The "Portfolio Profile" section on page 25 of this report to shareholders provides listings of the Fund's ten largest holdings and five largest industries at August 31, 1999.

While we expect that the Federal Reserve Board may increase short-term interest rates by another 0.25% before year-end, and we acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the Fund as we enter the year 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies and a gradual decline in credit spreads to a more normal range.

In Conclusion

As difficult as the months of July and August 1999 were for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan markets ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Fund from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential over the coming months.

We thank you for your investment in Debt Strategies Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager


/s/ Paul Travers

Paul Travers
Vice President and
Co-Portfolio Manager

October 18, 1999

Risk/Reward of Various Assets 1992-July 1999

ML Debt Strategies Fund II, Inc. Risk/Reward of Various Assets

A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999.

                                                     Volatility       Return
                                                     ----------       ------
Broad Equity Market                                    14.68%         19.94%
Emerging Market Bonds                                  20.61%         14.08%
High Yield Bonds                                        5.78%         10.56%
Leveraged Loans                                         1.92%          8.44%
U.S. Long-Term Treasury Bonds                           9.17%          8.81%
Investment Grade Bonds                                  5.13%          7.73%
U.S. Intermediate Treasury Bonds                        4.81%          6.25%
Mortgage Secs                                           3.27%          6.85%
Money Market Secs                                        .30%          4.46%
U.S. Inflation                                           .56%          2.57%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, (C)1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes:
US 30-day Treasury bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).


                                     4 & 5

                                  Debt Strategies Fund II, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Aircraft &         B-      B3      US$ 2,500,000    Argo-Tech Corporation, 8.625% due 10/01/2007         $  2,381,700  $  2,200,000
Parts -- 1.7%      B       B1          1,000,000    BE Aerospace, 9.50% due 11/01/2008                      1,000,000     1,000,000
                   B-      B3          6,970,000    Compass Aerospace Corp., 10.125% due
                                                      4/15/2005 (c)                                         6,797,329     6,238,150
                                                                                                         ------------  ------------
                                                                                                           10,179,029     9,438,150
===================================================================================================================================
Amusement &        B-      B3          1,850,000    AMC Entertainment Inc., 9.50% due 2/01/2011             1,850,000     1,572,500
Recreational                                        AMF Group, Inc.**:
Services -- 4.3%   B       NR*         4,193,946      Term A, due 3/31/2003                                 4,124,185     3,995,782
                   B       NR*         2,589,337      Term B, due 3/31/2004                                 2,544,231     2,470,119
                   B1      NR*           883,929    ASC East Inc., Term, due 5/31/2006**                      879,657       848,572
                   B1      NR*         2,211,311    ASC West Inc., Term, due 5/31/2006**                    2,200,625     2,122,858
                   B       B2          1,000,000    Carmike Cinemas Inc., 9.375% due 2/01/2009              1,003,500       925,000
                   B-      B3          3,000,000    Hollywood Entertainment, 10.625% due 8/15/2004 (c)      3,086,250     2,895,000
                   B+      NR*         4,937,500    Kerasotes Theatres, Inc., Term B, due 12/31/2004**      4,931,543     4,925,156
                   B       B3          1,300,000    Loews Cineplex Entertainment, 8.875% due 8/01/2008      1,290,148     1,147,250
                   NR*     NR*           922,500    Metro-Goldwyn-Mayer Co. (MGM), Revolving Credit,
                                                      due 9/30/2003**                                         922,500       887,618
                   NR*     NR*         2,000,000    SFX Entertainment, Term B, due 6/30/2006**              1,987,518     1,986,250
                                                                                                         ------------  ------------
                                                                                                           24,820,157    23,776,105
===================================================================================================================================
Apparel -- 1.3%    NR*     NR*         3,250,000    CS Brooks Canada, Inc., Term, due 6/25/2006**           3,226,986     3,225,625
                   BB      Ba2         5,000,000    Phillips Van-Heusen, 7.75% due 11/15/20                 4,561,863     4,050,000
                                                                                                         ------------  ------------
                                                                                                            7,788,849     7,275,625
===================================================================================================================================
Automotive         B       B2          4,250,000    American Axle and Manufacturing Inc.,
Equipment -- 5.4%                                     9.75% due 3/01/2009                                   4,217,833     4,281,875
                   NR*     NR*         2,000,000    American Bumper, Term B, due 10/31/2002**               1,995,329     2,001,876
                   B-      Caa1          456,204    Breed Technologies Inc., Revolving Credit,
                                                      due 4/27/2004**                                         456,204       193,126
                   BB-     Ba3        10,000,000    Collins & Aikman Corp., Term C, due 12/31/2005**        9,987,923     9,968,750
                   B       B2          4,500,000    Group 1 Automotive Inc., 10.875% due 3/01/2009          4,402,897     4,365,000
                   B-      B3          3,000,000    Newcor Inc., 9.875% due 3/01/2008                       3,060,000     2,685,000
                                                    Safelite Glass Corp.**:
                   BB-     B1          2,061,429      Term B, due 12/23/2003                                2,071,736     2,051,121
                   BB-     B1          2,061,429      Term C, due 12/23/2004                                2,071,736     2,051,121
                   B-      B3          2,050,000    Special Devices Inc., 11.375% due 12/15/2008            2,050,000     1,691,250
                   B       B2            800,000    Venture Holdings Trust, 11% due 6/01/2007 (c)             800,000       792,000
                                                                                                         ------------  ------------
                                                                                                           31,113,658    30,081,119
===================================================================================================================================
Broadcast -- Radio B       B2          4,875,000    Ackerley Group Inc., 9% due 1/15/2009                   4,936,109     4,777,500
& Television       NR*     NR*         5,000,000    Benedek Broad, Term B, due 11/20/2007**                 4,992,622     4,993,750
-- 5.8%            CCC+    NR*         2,950,000    CD Radio Inc., 14.50% due 5/15/2009 (c)                 2,950,000     2,983,188
                   B-      B3          1,700,000    Citadel Broadcasting Company, 9.25%
                                                      due 11/15/2008                                        1,772,250     1,691,500
                                                    Cumulus Media**:
                   NR*     NR*         1,200,000      Term B, due 9/30/2007                                 1,197,000     1,197,000
                   NR*     NR*           800,000      Term C, due 2/28/2008                                   798,000       798,000
                   B-      B3          1,525,000    Granite Broadcasting, 9.375% due 12/01/2005             1,525,000     1,517,375
                   B       B3          2,250,000    Jones International Networks Ltd., 11.75%
                                                      due 7/01/2005                                         2,250,000     1,980,000
                   NR*     Caa1       18,550,000    Radio Unica Corp., 14.636% due 8/01/2006 (a)           11,558,550    11,222,750
                   B       B2          1,500,000    Young Broadcasting Inc., 8.75% due 6/15/2007            1,593,750     1,447,500
                                                                                                         ------------  ------------
                                                                                                           33,573,281    32,608,563
===================================================================================================================================
Building &         B-      B2          1,600,000    Webb (Del E.) Corp., 10.25% due 2/15/2010               1,574,937     1,504,000
Construction
-- 0.3%
===================================================================================================================================
Building           B       B3          5,950,000    Amatek Industries Property Limited, 12%
Materials -- 2.5%                                     due 2/15/2008 (c)                                     5,649,422     5,593,000
                   B       B2          5,100,000    Republic Group Inc., 9.50% due 7/15/2008                5,019,960     4,896,000
                   NR*     NR*    (Euro) 639,115    Thyssen Schulte Bautechnik & Co., Term B,
                                                      due 12/02/2003**                                        687,573       667,545
                   NR*     B1     US$  3,000,000    Trussway Industries, Term B, due 7/08/2005**            2,985,222     3,000,000
                                                                                                         ------------  ------------
                                                                                                           14,342,177    14,156,545
===================================================================================================================================
Business           B-      Caa1        7,500,000    Muzak Holdings LLC, 13% due 3/15/2010 (a)(c)            4,233,445     4,237,500
Services -- 0.8%
===================================================================================================================================
Cable Television   B       B2          4,875,000    @Entertainment Inc., 17.50% due 2/01/2009 (a)           1,981,252     2,906,719
Services -- 7.2%                                    CSC Holdings Inc.:
                   BB+     Ba2         1,025,000      7.25% due 7/15/2008                                   1,025,000       949,406
                   BB+     Ba2         1,275,000      7.625% due 7/15/2018                                  1,273,769     1,133,156
                                                    Charter Communications Holdings LLC (c):
                   B+      B2          2,800,000      8.625% due 4/01/2009                                  2,791,711     2,625,000
                   B+      B2          2,500,000      9.922% due 4/01/2011 (a)                              1,604,177     1,500,000
                   B-      B3          1,000,000    Classic Cable Inc., 9.375% due 8/01/2009 (c)            1,000,000       970,000
                   CCC+    Caa1       17,000,000    Coaxial LLC, 11.864% due 8/15/2008 (a)                 11,112,210    11,390,000
                   BBB-    Ba2         4,300,000    Comcast Corp., 9.375% due 5/15/2005                     4,611,750     4,498,875
                   B       B2          5,000,000    Falcon Holding Group LP, 8.375% due 4/15/2010           4,990,059     4,950,000
                   BB+     Ba3         2,000,000    Multicanal SA, 10.50% due 4/15/2018                     2,050,000     1,400,000
                   B-      B3          3,305,000    Rifkin Acquisition Partners LP, 11.125%
                                                      due 1/15/2006                                         3,664,419     3,652,025
                   D       Caa3        2,000,000  + Supercanal Holdings SA, 11.50% due 5/15/2005 (c)        2,000,000     1,020,000
                                                    Telewest Communications PLC:
                   B+      B1          1,000,000      11.25% due 11/01/2008                                 1,000,000     1,092,500
                   B+      B1          3,300,000      8.97% due 4/15/2009 (a)(c)                            2,221,564     2,017,125
                                                                                                         ------------  ------------
                                                                                                           41,325,911    40,104,806
===================================================================================================================================
Chemicals -- 4.5%  BBB-    Baa3        5,000,000    Equistar Chemicals LP, 8.75% due 2/15/2009 (c)          4,986,392     4,912,510
                   BB      Ba2         3,442,437    Huntsman Corporation, Term B, due 3/15/2004**           3,403,044     3,429,528
                                                    Huntsman ICI Chemical**:
                   NR*     Ba3         2,500,000      Term B, due 6/30/2007                                 2,490,748     2,508,333
                   NR*     Ba3         2,500,000      Term C, due 6/30/2008                                 2,490,728     2,508,333
                   NR*     Ba2         4,884,615    Koppers Industries, Inc., Term B, due 11/30/2004**      4,909,038     4,863,245
                   B       Caa2        2,700,000    LaRoche Industries Inc., 9.50% due 9/15/2007            2,675,143     1,701,000
                   NR*     Ba3         4,987,500    Lyondell Petrochemical Co., Term E, due 5/17/2006**     4,981,445     5,007,241
                                                                                                         ------------  ------------
                                                                                                           25,936,538    24,930,190
===================================================================================================================================


                                     6 & 7

                                  Debt Strategies Fund II, Inc., August 31, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Computer-Related   NR*     NR*     US$ 5,000,000    Bridge Information Systems, Term B,
Products -- 0.9%                                      due 5/29/2005**                                    $  4,960,833  $  5,003,125
===================================================================================================================================
Consumer           CCC+    Caa1        2,500,000    Diamond Brands Inc., 12.875% due 4/15/2009 (a)          1,590,819       421,875
Products -- 1.2%   CCC+    B3          2,500,000    Diamond Brands Operating, 10.125% due 4/15/2008         2,500,000     1,950,000
                   B+      B2          1,225,000    Evenflo Company Inc., 11.75% due 8/15/2006              1,225,000     1,214,281
                   B       B3          1,325,000    Home Products International Inc., 9.625%
                                                      due 5/15/2008                                         1,325,000     1,166,000
                   B+      B2          1,900,000    Scotts Company, 8.625% due 1/15/2009 (c)                1,900,000     1,843,000
                                                                                                         ------------  ------------
                                                                                                            8,540,819     6,595,156
===================================================================================================================================
Diversified        B+      B1          2,000,000    Blount Inc., Term B, due 6/30/2006**                    1,995,010     1,997,500
-- 0.4%
===================================================================================================================================
Drilling -- 3.6%   BB-     B1          5,000,000    Cliffs Drilling, 10.25% due 5/15/2003                   5,425,000     4,887,500
                   B-      B1          5,000,000    Key Energy Services Inc., Term B, due 9/14/2004**       4,939,102     4,962,500
                                                    Parker Drilling Co.:
                   B-      B3          2,500,000      5.50% due 8/01/2004 (Convertible)                     1,547,896     1,900,000
                   B+      B1          3,075,000      9.75% due 11/15/2006                                  2,656,226     2,944,312
                                                    RBF Finance Company:
                   BB-     Ba3         1,100,000      11% due 3/15/2006                                     1,100,000     1,155,000
                   BB-     Ba3         4,200,000      11.375% due 3/15/2009                                 4,401,280     4,410,000
                                                                                                         ------------  ------------
                                                                                                           20,069,504    20,259,312
===================================================================================================================================
Educational        B-      B3          1,325,000    La Petite Academy/LPA Holdings, 10% due 5/15/2008       1,325,000     1,182,562
Services -- 0.2%
===================================================================================================================================
Electronics/       B       B2          4,112,000    Advanced Glassfiber Yarn, 9.875% due 1/15/2009          4,032,793     3,952,660
Electrical         BB-     Ba3         1,500,000    Amkor Technologies Inc., 9.25% due 5/01/2006 (c)        1,490,916     1,462,500
Components -- 3.4% B       B2          2,053,000    BGF Industries Inc., 10.25% due 1/15/2009               2,013,424     1,837,435
                   B       B1          1,575,000    Filtronic PLC, 10% due 12/01/2005 (c)                   1,575,000     1,512,000
                   B+      B1          4,250,000    Flextronics International Ltd., 8.75% due 10/15/2007    4,409,375     4,165,000
                   NR*     NR*         5,000,000    General Cable, Term B, due 6/30/2007**                  4,992,673     5,009,375
                   B       B3          1,000,000    Intersil Corporation, 13.25% due 8/15/2009 (c)          1,000,000     1,015,000
                                                                                                         ------------  ------------
                                                                                                           19,514,181    18,953,970
===================================================================================================================================
Energy -- 4.7%     CCC-    Caa1          550,000    Belden & Blake Corp., 9.875% due 6/15/2007                551,375       374,000
                   B       B3          1,000,000    Chesapeake Energy Corp., 9.625% due 5/01/2005           1,000,000       930,000
                   CCC     Caa1        1,275,000    Continental Resources, 10.25% due 8/01/2008             1,275,000       962,625
                   B       B2          2,000,000    Energy Corp. of America, 9.50% due 5/15/2007            2,000,000     1,775,000
                   B       B2          2,750,000    Forest Oil Corporation, 10.50% due 1/15/2006            2,719,183     2,832,500
                   CCC+    B3          1,850,000    Gothic Production Corp., 11.125% due 5/01/2005          1,850,000     1,572,500
                   B+      B1          3,000,000    Nuevo Energy Co., 8.875% due 6/01/2008 (c)              2,877,387     2,992,500
                   NR*     NR*         2,500,000    PlainsScurlo, Term B, due 5/12/2004**                   2,487,853     2,494,533
                   B+      B2         12,640,000    Pool Energy Services Co., 8.625% due 4/01/2008         13,126,000    12,324,000
                                                                                                         ------------  ------------
                                                                                                           27,886,798    26,257,658
===================================================================================================================================
Environmental                                       URS Corporation**:
Services -- 0.4%   BB      Ba3         1,000,000      Term B, due 6/09/2006                                   999,017     1,005,000
                   BB      Ba3         1,000,000      Term C, due 6/09/2007                                   999,014     1,005,000
                                                                                                         ------------  ------------
                                                                                                            1,998,031     2,010,000
===================================================================================================================================
Financial          NR*     B2          2,610,000    Ares Leveraged Fund II, 12.15% due 10/31/2005 (c)(e)    2,610,000     2,350,827
Services -- 1.8%   NR*     NR*         1,000,000    Investcorp SA, 7.54% due 10/21/2008                     1,000,000     1,000,000
                                                    Outsourcing Solutions, Inc.**:
                   NR*     B2          2,166,667      Revolving Credit, due 10/15/2001                      2,166,667     2,098,633
                   NR*     B2          1,980,862      Term A, due 10/15/2001                                1,976,082     1,923,913
                   B+      Ba3         3,150,000    Willis Corroon Corporation, 9% due 2/01/2009 (c)        3,150,000     2,929,500
                                                                                                         ------------  ------------
                                                                                                           10,902,749    10,302,873
===================================================================================================================================
Food & Kindred     B+      B1          3,250,000    B & G Foods, Term B, due 3/15/2006**                    3,243,816     3,250,000
Products -- 4.2%   B-      B3          7,500,000    Luigino's Inc., 10% due 2/01/2006                       7,515,000     7,125,000
                   BB-     Ba3         1,500,000    Pabst Brewing, Term B, due 4/30/2003**                  1,495,814     1,500,000
                   B       B2          2,000,000    SC International Services, Inc., 9.25% due 9/01/2007    1,943,757     1,987,500
                                                    Specialty Foods, Inc.**:
                   NR*     B3          3,572,648      Revolving Credit, due 1/31/2001                       3,572,648     3,565,949
                   NR*     B3          6,128,836      Term, due 1/31/2001                                   6,136,497     6,117,344
                                                                                                         ------------  ------------
                                                                                                           23,907,532    23,545,793
===================================================================================================================================
Forest             B       B2          2,000,000    Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)      2,075,000     2,200,000
Products -- 1.5%   B+      B3            650,000    Millar Western Forest, 9.875% due 5/15/2008               650,000       619,125
                   NR*     NR*         5,000,000    Strategic Timber Trust, Inc., Bridge,
                                                      due 10/27/1999**                                      4,995,029     4,995,029
                   B       B3          1,000,000    Uniforet Inc., 11.125% due 10/15/2006                     940,563       690,000
                                                                                                         ------------  ------------
                                                                                                            8,660,592     8,504,154
===================================================================================================================================
Furniture &        B-      B3          3,425,000    Formica Corp., 10.875% due 3/01/2009 (c)                3,425,000     3,223,781
Fixtures -- 0.6%
===================================================================================================================================
Gaming -- 7.9%                                      Aladdin Gaming**:
                   CCC+    B2          3,000,000      Term B, due 8/26/2006                                 2,735,821     2,874,375
                   CCC+    B2          4,500,000      Term C, due 2/26/2008                                 4,101,517     4,311,563
                   B-      B3          4,250,000    Ameristar Casinos, Inc., 10.50% due 8/01/2004           4,574,062     4,250,000
                   B-      B3          1,600,000    Argosy Gaming Co., 10.75% due 6/01/2009 (c)             1,600,000     1,636,000
                   B       B1          1,500,000    Eldorado Resorts LLC, 10.50% due 8/15/2006              1,582,500     1,537,500
                   B+      B2          6,500,000    Empress Entertainment, 8.125% due 7/01/2006             6,520,840     6,418,750
                   B       B2          4,465,000    Harvey Casino Resorts, 10.625% due 6/01/2006            4,704,413     4,598,950
                   B       B2          1,350,000    Hollywood Park Inc., 9.25% due 2/15/2007 (c)            1,350,000     1,302,750
                   B       B2          2,750,000    Hollywood Park/Operating, 9.50% due 8/01/2007           2,779,219     2,681,250
                   B+      B3          9,200,000    Horseshoe Gaming LLC, 9.375% due 6/15/2007              9,310,750     9,177,000
                   B       B3          4,180,000    Isle of Capri Casinos, 8.75% due 4/15/2009 (c)          4,212,606     3,845,600
                   B       B2          1,950,000    Trump Atlantic City Associates/Funding Inc.,
                                                      11.25% due 5/01/2006                                  1,684,436     1,657,500
                                                                                                         ------------  ------------
                                                                                                           45,156,164    44,291,238
===================================================================================================================================
Grocery -- 0.9%    B       B2          5,000,000    Grand Union Co., Term, due 8/17/2003**                  5,006,250     4,987,500
===================================================================================================================================


                                     8 & 9

                                  Debt Strategies Fund II, Inc., August 31, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Healthcare         B+      Ba3     US$10,219,375    Integrated Health Services, Inc., Term B,
Providers -- 1.5%                                     due 9/15/2003**                                    $ 10,190,222  $  8,601,311
===================================================================================================================================
Hotels &           B-      B2          6,000,000    Extended Stay America, 9.15% due 3/15/2008              5,741,210     5,700,000
Motels -- 8.2%     NR*     NR*         3,000,000    Starwood Hotels & Resorts Trust, Term,
                                                      due 2/23/2003**                                       2,971,567     2,975,625
                   NR*     Ba1        17,000,000    Starwood Hotels and Resorts Worldwide, Inc.,
                                                      Bridge, due 2/23/2003**                              17,006,000    17,003,536
                                                    Wyndham International, Term**:
                   B+      B3          6,500,000      due 6/30/2004                                         6,468,367     6,461,410
                   B+      B3         13,500,000      due 6/30/2006                                        13,466,830    13,430,394
                                                                                                         ------------  ------------
                                                                                                           45,653,974    45,570,965
===================================================================================================================================
Industrial         B-      B3          1,750,000    American Plumbing & Mechanic Inc., 11.625%
Services -- 0.6%                                      due 10/15/2008 (c)                                    1,714,456     1,662,500
                   B       B2          1,750,000    Building One Services, 10.50% due 5/01/2009             1,711,309     1,627,500
                                                                                                         ------------  ------------
                                                                                                            3,425,765     3,290,000
===================================================================================================================================
Leasing & Rental   BB-     B2          3,750,000    Anthony Crane Rental, Term, due 7/22/2006**             3,745,796     3,712,500
Services -- 3.1%                                    Avis Rent A Car**:
                   BB+     Ba3         3,500,000      Term B, due 6/30/2006                                 3,491,403     3,473,750
                   BB+     Ba3         3,500,000      Term C, due 6/30/2007                                 3,491,376     3,475,938
                   BB      NR*         3,950,000    Coinmach Laundry Corp., Term B, due 6/30/2004**         3,969,750     3,945,063
                   B       B3            550,000    National Equipment Services, 10% due 11/30/2004           539,152       550,000
                   B       B3            500,000    Neff Corp., 10.25% due 6/01/2008                          492,930       505,000
                   B-      B3            900,000    Penhall International, 12% due 8/01/2006                  900,000       891,000
                   B       B3            750,000    Universal Hospital Services, 10.25% due 3/01/2008         641,533       555,000
                                                                                                         ------------  ------------
                                                                                                           17,271,940    17,108,251
===================================================================================================================================
Manufacturing      BB-     B1          4,975,000    Environmental Systems, Term B, due 9/30/2005**          4,952,369     4,925,250
-- 4.2%            B       B2          2,478,000    Fairfield Manufacturing Company Inc., 9.625%
                                                      due 10/15/2008                                        2,478,000     2,351,002
                   NR*     NR*         5,000,000    Metokote Corp., Term B, due 11/02/2005**                4,965,642     5,009,375
                   CCC     Ca          4,500,000    Morris Materials Handling, 9.50% due 4/01/2008          3,390,297     1,800,000
                   B-      B3          1,575,000    Russell-Stanley Holdings Inc., 10.875%
                                                      due 2/15/2009 (c)                                     1,563,535     1,567,125
                   NR*     B1          4,273,065    Terex Corporation, Term B, due 3/06/2005**              4,257,752     4,255,259
                   B+      Ba3         3,000,000    Westinghouse Air Brake, 9.375% due 6/15/2005            3,075,000     3,022,500
                                                                                                         ------------  ------------
                                                                                                           24,682,595    22,930,511
===================================================================================================================================
Medical            CC      Caa1        1,000,000    Graham Field Health Products, Inc., 9.75%
Equipment -- 0.7%                                     due 8/15/2007                                         1,017,500       620,000
                   B-      B3          4,000,000    Hudson Respiratory Care, 9.125% due 4/15/2008           4,000,000     3,305,000
                                                                                                         ------------  ------------
                                                                                                            5,017,500     3,925,000
===================================================================================================================================
Metals &           NR*     NR*         3,000,000    AEI Resources, Term B, due 12/31/2004**                 2,978,257     2,962,500
Mining -- 5.3%     NR*     B3          2,922,857    Acme Metals Inc., Term, due 12/01/2005**                2,193,342     2,349,246
                   BB-     Ba3         5,000,000    Ameristeel Corp., 8.75% due 4/15/2008                   5,000,000     4,975,000
                   B       B1          1,050,000    Bayou Steel Corp., 9.50% due 5/15/2008                  1,040,821       987,000
                   B       B2          1,625,000    GS Technologies Operating Co., 12% due 9/01/2004        1,780,391     1,336,562
                   D       C           5,000,000   +Geneva Steel, 9.50% due 1/15/2004                       4,536,787     1,100,000
                   BB-     B2          4,000,000    Golden Northwest Aluminum, 12% due 12/15/2006           4,000,000     4,075,000
                   BB      Ba2         4,000,000    Great Central Mines Ltd., 8.875% due 4/01/2008          4,000,000     3,660,000
                   B       Caa2        2,400,000    Lodestar Holdings Inc., 11.50% due 5/15/2005            2,400,000     2,016,000
                   CCC+    Caa2        1,975,000    Metal Management Inc., 10% due 5/15/2008                1,975,000     1,501,000
                   B-      B3          5,000,000    WHX Corp., 10.50% due 4/15/2005                         5,000,000     4,775,000
                                                                                                         ------------  ------------
                                                                                                           34,904,598    29,737,308
===================================================================================================================================
Online             B-      B3          1,425,000    PSINet Inc., 11% due 8/01/2009 (c)                      1,425,000     1,410,750
Services -- 0.9%   NR*     NR*         3,000,000    Splitrock Services Inc., 11.75% due 7/15/2008           2,969,066     2,700,000
                   B-      B3          1,000,000    Verio Inc., 11.25% due 12/01/2008                       1,000,000     1,015,000
                                                                                                         ------------  ------------
                                                                                                            5,394,066     5,125,750
===================================================================================================================================
Packaging -- 1.7%  B       B1            850,000    Consumers Packaging Inc., 9.75% due 2/01/2007 (c)         850,000       790,500
                   B-      Caa1        1,000,000    Indesco International, 9.75% due 4/15/2008              1,000,000       590,000
                   NR*     NR*         3,500,000    Kerr Group, Term B, due 3/12/2006**                     3,483,377     3,497,813
                   B       B3          2,500,000    Packaging Corporation of America, 9.625%
                                                      due 4/01/2009                                         2,500,000     2,525,000
                   B       B3          2,750,000    Spinnaker Industries Inc., 10.75% due 10/15/2006        2,853,125     2,062,500
                                                                                                         ------------  ------------
                                                                                                           10,686,502     9,465,813
===================================================================================================================================
Paging -- 1.1%     CCC+    B3            325,000    Metrocall Inc., 11% due 9/15/2008                         322,832       247,000
                   NR*     Ba3         6,680,000    PageNet Finance Corp., Revolving Credit,
                                                      due 12/31/2004**                                      6,680,000     6,106,636
                                                                                                         ------------  ------------
                                                                                                            7,002,832     6,353,636
===================================================================================================================================
Paper -- 4.3%      BB      B2          2,550,000    Norampac Inc., 9.50% due 2/01/2008                      2,611,625     2,562,750
                   NR*     Ba2         5,000,000    Pacifica, Term B, due 12/31/2006**                      4,994,017     5,012,500
                   NR*     NR*         6,000,000    Repap New Brunswick, Inc., Term B, due 6/01/2004**      6,038,750     5,805,000
                   B+      B1          4,000,000    SD Warren Co., 12% due 12/15/2004                       4,270,000     4,520,000
                   NR*     Ba3         5,801,556    Stone Container Corporation, Term E, due
                                                      10/01/2003**                                          5,816,060     5,808,808
                                                                                                         ------------  ------------
                                                                                                           23,730,452    23,709,058
===================================================================================================================================
Petroleum          BB      Ba3         2,000,000    Clark Refining & Marketing Inc., Term,
Refineries -- 0.3%                                    due 11/15/2004**                                      1,937,955     1,900,000
===================================================================================================================================
Pharmaceuticals                                     Dade Behring Inc.**:
-- 0.5%            B+      Ba3         1,250,000      Term B, due 6/30/2006                                 1,243,862     1,254,166
                   B+      Ba3         1,250,000      Term C, due 6/30/2007                                 1,243,843     1,254,166
                                                                                                         ------------  ------------
                                                                                                            2,487,705     2,508,332
===================================================================================================================================
Printing &         B+      B2          1,825,000    Big Flower Press Holdings, 8.625% due 12/01/2008        1,825,000     1,717,781
Publishing -- 1.4% B+      B1          1,650,000    Mail-Well I Corp., 8.75% due 12/15/2008                 1,646,780     1,584,000
                   B       B3          1,050,000    Premier Graphics Inc., 11.50% due 12/01/2005            1,050,000       955,500
                   B-      B3   (pound)2,500,000    Regional Independent Media, 12.47%
                                                      due 7/01/2008 (a)(c)                                  2,514,872     2,450,218
                   BB-     Baa3   US$  1,000,000    World Color Press Inc., 8.375% due 11/15/2008           1,000,000       970,000
                                                                                                         ------------  ------------
                                                                                                            8,036,652     7,677,499
===================================================================================================================================


                                    10 & 11

                                  Debt Strategies Fund II, Inc., August 31, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Property           B+      Ba2    US$    675,000    Prison Realty Trust Inc., 12% due 6/01/2006          $    675,000  $    681,750
Management -- 0.5% NR*     NR*         2,500,000    Rockefeller Center Property Trust, 10.573%
                                                      due 12/31/2000 (Convertible) (a)                      2,189,448     2,087,500
                                                                                                         ------------  ------------
                                                                                                            2,864,448     2,769,250
===================================================================================================================================
Restaurants -- 0.4%                                 Domino & Bluefence**:
                   B+      B1          1,171,130      Term B, due 12/21/2006                                1,160,134     1,174,058
                   B+      B1          1,171,130      Term C, due 12/21/2007                                1,160,016     1,174,058
                                                                                                         ------------  ------------
                                                                                                            2,320,150     2,348,116
===================================================================================================================================
Retail --          NR*     NR*         4,000,000    Asbury Automotive Group, Senior Secured Note,
Specialty -- 1.4%                                     due 3/31/2005**                                       3,969,899     3,950,000
                   B       B3          2,000,000    TM Group Holdings, 11% due 5/15/2008                    2,000,000     1,965,000
                   B-      Caa1        1,890,000    United Auto Group, Inc., 11% due 7/15/2007              1,767,727     1,701,000
                                                                                                         ------------  ------------
                                                                                                            7,737,626     7,616,000
===================================================================================================================================
Satellite                                           Echostar DBS Corporation:
Telecommunication  B-      B2            900,000      9.25% due 2/01/2006                                     900,000       882,000
Distribution       B       B2          4,225,000      9.375% due 2/01/2009                                  4,225,000     4,161,625
Systems -- 1.8%    CCC     B3          4,250,000    Golden Sky Systems, 12.375% due 8/01/2006               4,643,125     4,648,437
                   B-      B3            450,000    Pegasus Communications, 9.75% due 12/01/2006              450,000       447,750
                                                                                                         ------------  ------------
                                                                                                           10,218,125    10,139,812
===================================================================================================================================
Shipping -- 0.2%   B+      B2          2,000,000    Enterprises Shipholding, 8.875% due 5/01/2008           1,995,792     1,360,000
===================================================================================================================================
Textile Mill       B       Caa3        6,500,000    Galey & Lord, Inc., 9.125% due 3/01/2008                5,932,325     3,380,000
Products -- 1.9%   B-      Caa1        1,150,000    Globe Manufacturing Corp., 10% due 8/01/2008            1,150,000       770,500
                   NR*     NR*         6,682,019    Joan Fabrics Corp., Term A, due 6/30/2006**             6,698,724     6,636,080
                                                                                                         ------------  ------------
                                                                                                           13,781,049    10,786,580
===================================================================================================================================
Tower Construction NR*     NR*         4,000,000    American Tower Systems Co., Term, due 12/16/2006**      3,991,007     3,991,668
& Leasing -- 1.9%                                   Crown Castle International Corporation:
                   B       B3            650,000      9% due 5/15/2011                                        650,000       604,500
                   B       B3          1,495,000      10.375% due 5/15/2011                                   928,737       829,725
                   NR*     NR*         4,000,000    Spectracite, Term B, due 6/30/2006**                    4,030,000     4,008,752
                   NR*     NR*         2,400,000    Spectrasite Holdings Inc., 11.25%
                                                      due 4/15/2009 (a)(c)                                  1,447,028     1,212,000
                                                                                                         ------------  ------------
                                                                                                           11,046,772    10,646,645
===================================================================================================================================
Transportation     BB-     NR*         1,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009 (c)           987,233       650,000
Services -- 2.3%   NR*     NR*  (pound)3,199,000    Eurotunnel, Tier 1 Tranche, due 11/04/2011**            4,241,810     4,111,867
                   B       NR*    US$  5,000,000    MRS Logistica SA, 10.625% due 8/15/2005 (c)             4,924,465     3,225,000
                   NR*     NR*         5,000,000    Transport Man, Term B, due 6/15/2006**                  4,987,855     5,000,000
                                                                                                         ------------  ------------
                                                                                                           15,141,363    12,986,867
===================================================================================================================================
Utilities -- 0.4%  BB      Ba1         2,750,000    Monterrey Power, SA de CV, 9.625% due 11/15/2009 (c)    2,749,386     2,255,000
===================================================================================================================================
Waste Management   B-      Caa1        2,500,000    ISG Resources Inc., 10% due 4/15/2008                   2,500,000     2,450,000
-- 1.6%            BB-     B3          4,590,000    Norcal Waste Systems, 11.185% due 11/15/2005 (a)        5,081,088     4,934,250
                   B+      B3          1,525,000    Safety-Kleen Corporation, 9.25% due 5/15/2009 (c)       1,525,000     1,505,937
                                                                                                         ------------  ------------
                                                                                                            9,106,088     8,890,187
===================================================================================================================================
Wired              BB-     B2          2,000,000    Call-Net Enterprises Inc., 9.375% due 5/15/2009         1,995,509     1,865,000
Telecommunications B       B3          3,925,000    Caprock Communications, 11.50% due 5/01/2009 (c)        3,868,630     3,925,000
-- 10.3%           NR*     NR*         4,275,000    E. Spire Communications, 10.521% due 7/01/2008 (a)      2,893,455     1,715,344
                   B-      Caa2        4,825,000    Global Telesystems Group, 9.875% due 2/15/2005          4,740,214     4,632,000
                   B       Caa1        5,000,000    Globenet Communications Group Ltd., 13%
                                                      due 7/15/2007 (c)                                     5,000,000     4,900,000
                   B       B3            650,000    Hermes Europe Railtel BV, 10.375% due 1/15/2009           650,000       651,625
                                                    Intermedia Communications Inc.:
                   B       B2          4,000,000      9.046% due 7/15/2007 (a)                              3,267,355     2,780,000
                   B       B2          4,250,000      9.50% due 3/01/2009                                   4,231,520     3,984,375
                                                    Level 3 Communications Inc.:
                   B       B3          3,250,000      9.125% due 5/01/2008                                  3,237,518     3,022,500
                   B       B3          1,575,000      10.50% due 12/01/2008 (a)                             1,019,378       905,625
                   B       B2          1,000,000    Metromedia Fiber Network, 10% due 11/15/2008            1,000,000       990,000
                   B       B3          1,400,000    Netia Holdings II BV, 13.125% due 6/15/2009 (c)         1,400,000     1,424,500
                   B       B3          5,000,000    Nextlink Communications, 9.45% due 4/15/2008 (a)        3,578,295     3,000,000
                                                    Primus Telecommunications Group:
                   B-      B3          1,000,000      11.75% due 8/01/2004                                  1,035,000       975,000
                   B-      B3          1,875,000      11.25% due 1/15/2009                                  1,875,000     1,790,625
                                                    RSL Communications PLC:
                   B-      B2          3,000,000      11.965% due 3/01/2008 (a)                             1,903,443     1,620,000
                   B-      B2          1,950,000      9.875% due 11/15/2009 (c)                             1,904,348     1,696,500
                   BBB-    Ba3         1,700,000    Telefonica de Argentina, 9.125% due 5/07/2008 (c)       1,690,367     1,453,500
                   NR*     B3          6,129,032    Teligent Inc., Term, due 7/01/2002**                    6,004,731     5,860,887
                   B-      B2          3,000,000    Time-Warner Telecom LLC, 9.75% due 7/15/2008            3,000,000     3,045,000
                   NR*     NR*           700,000    Versatel Telecom BV, 11.875% due 7/15/2009                694,936       670,783
                   NR*     Caa1   DM   7,500,000    Viatel Inc., 11.15% due 4/15/2008                       4,070,988     3,969,111
                                                    Worldwide Fiber Inc.:
                   B       B3     US$  1,950,000      12.50% due 12/15/2005                                 1,950,000     1,989,000
                   B       B3            700,000      12% due 8/01/2009 (c)                                   700,000       701,750
                                                                                                         ------------  ------------
                                                                                                           61,710,687    57,568,125
===================================================================================================================================
Wireless           B       B1          8,750,000    CTI Holdings SA, 11.316% due 4/15/2008 (a)              5,896,927     4,112,500
Telecommunications B       B3          3,350,000    ClearNet Communications, 10.125% due 5/01/2009 (a)      2,112,442     1,959,750
-- 8.1%                                             Dolphin Telecom PLC (a):
                   CCC+    Caa1          700,000      16.331% due 6/01/2008                                   342,369       308,000
                   CCC+    Caa1        1,500,000      14% due 5/15/2009 (c)                                   793,429       616,875
                                                    ESAT Telecom Group PLC:
                   B+      Caa1        3,225,000      12.427% due 2/01/2007 (a)                             2,417,386     2,322,000
                   B+      Caa1        8,160,000      11.875% due 12/01/2008                                8,651,700     8,364,000
                   B       NR*         5,000,000    Iridium Operating LLC, Term, due 12/29/2000**           4,952,755     1,487,500


                                    12 & 13

                                  Debt Strategies Fund II, Inc., August 31, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
===================================================================================================================================
Wireless           B-      B3      US$ 1,900,000    Microcell Telecommunications, 12% due 6/01/2009 (a)  $  1,092,448  $  1,130,500
Telecommunications                                  Nextel Communications, Inc.**:
(concluded)        B       Ba3         1,250,000      Term A, due 3/31/2006                                 1,232,993     1,222,396
                   B       Ba3         8,000,000      Term B, due 9/30/2006                                 8,056,250     7,968,568
                   CCC+    B3          5,450,000    Nextel Partners Inc., 14% due 2/01/2009 (a)(c)          2,998,265     3,270,000
                                                    Omnipoint Communications Corp.**:
                   NR*     B2          2,353,703      Term A, due 2/17/2006                                 2,362,529     2,331,148
                   NR*     B2          1,113,993      Term B, due 2/17/2006                                 1,118,171     1,103,318
                                                    Telesystem International Wireless Inc. (a):
                   CCC+    Caa1        3,350,000      16.147% due 6/30/2007                                 1,999,763     1,641,500
                   CCC+    Caa1        4,250,000      10.052% due 11/01/2007                                3,150,012     1,785,000
                   NR*     B2          4,000,000    Tritel Holdings, Term B, due 12/31/2007**               3,951,526     3,995,832
                   NR*     B3          2,625,000    Tritel PCS Inc., 12.75% due 5/15/2009 (a)(c)            1,467,184     1,496,250
                                                                                                         ------------  ------------
                                                                                                           52,596,149    45,115,137
===================================================================================================================================
                                                    Total Investments in Corporate Debt
                                                      Obligations -- 130.1%                               769,926,838   725,612,378
===================================================================================================================================
                                         Shares
                                          Held                Preferred Stocks, Common Stocks & Warrants
===================================================================================================================================
Online                                     3,000    Splitrock Services Inc. (Warrants) (d)                     33,000       144,000
Services -- 0.0%
===================================================================================================================================
Packaging -- 0.5%                         25,000    Packaging Corporation of America (Preferred) (b)(c)     2,500,000     2,737,500
===================================================================================================================================
Tower Construction                         5,658    Crown Castle International Corporation
& Leasing -- 1.0%                                     (Preferred) (b)                                       6,185,228     5,686,458
===================================================================================================================================
Wired                                     17,336    Viatel, Inc.                                              231,880       670,687
Telecommunications -- 0.1%
===================================================================================================================================
Wireless                                   2,000    Centaur Funding Corp. (Preferred)                       2,000,000     2,103,750
Telecommunications -- 1.2%                 4,500    Dobson Communications (Preferred) (b)                   4,331,250     4,320,000
                                                                                                         ------------  ------------
                                                                                                            6,331,250     6,423,750
===================================================================================================================================
                                                    Total Investments in Preferred Stocks,
                                                    Common Stocks & Warrants -- 2.8%                       15,281,358    15,662,395
===================================================================================================================================
                                          Face
                                         Amount                           Short-Term Securities
===================================================================================================================================
Commercial                        US$    224,000    General Motors Acceptance Corp., 5.56% due 9/01/1999      224,000       224,000
Paper*** -- 0.1%
===================================================================================================================================
                                                    Total Investments in Short-Term Securities -- 0.1%        224,000       224,000
===================================================================================================================================
                                                    Total Investments -- 133.0%                          $785,432,196   741,498,773
                                                                                                         ============

                                                    Unrealized Depreciation on Forward Foreign
                                                    Exchange Contracts -- Net**** -- 0.0%                                   (37,430)
                                                    Liabilities in Excess of Other Assets -- (33.0%)                   (183,847,524)
                                                                                                                       ------------
                                                    Net Assets -- 100.0%                                               $557,613,819
                                                                                                                       ============
===================================================================================================================================

(a) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(b) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e)   Floating rate note.

*     Not Rated.

** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 52.0% of the Fund's net assets.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

****  Forward foreign exchange contracts as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                               Unrealized
                                                               Appreciation
Foreign                          Expiration                   (Depreciation)
Currency Sold                       Date                        (Note 1c)
--------------------------------------------------------------------------------
(euro)  1,297,228               September 1999                  $ 33,377
(pound) 4,053,590               September 1999                   (70,807)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward Foreign
Exchange Contracts--Net
(US$ Commitment--$7,847,150)                                    $(37,430)
                                                                ========
--------------------------------------------------------------------------------
+     Non-income producing security.

      See Notes to Financial Statements.


                                    14 & 15

                                  Debt Strategies Fund II, Inc., August 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of August 31, 1999
==========================================================================================================================
Assets:                  Investments, at value (identified cost -- $785,432,196) (Note 1b).                   $741,498,773
                         Cash ..........................................................                            14,432
                         Receivables:
                           Interest ....................................................      $ 12,712,791
                           Dividends ...................................................           215,080
                           Securities sold .............................................            36,000
                           Forward foreign exchange contracts (Note 1c) ................             3,450      12,967,321
                                                                                              ------------
                         Deferred facility fees ........................................                             7,071
                         Deferred organization expenses (Note 1g) ......................                            21,468
                         Prepaid expenses and other assets .............................                           106,597
                                                                                                              ------------
                         Total assets ..................................................                       754,615,662
                                                                                                              ------------
==========================================================================================================================
Liabilities:             Loans (Note 6) ................................................                       193,000,000
                         Unrealized depreciation on forward foreign exchange
                         contracts (Note 1c) ...........................................                            37,430
                         Payables:
                           Interest on loans (Note 6) ..................................         1,483,477
                           Dividends to shareholders (Note 1h) .........................         1,244,281
                           Investment adviser (Note 2) .................................           371,950
                           Securities purchased ........................................           175,220
                           Commitment fees .............................................             5,553       3,280,481
                                                                                              ------------
                         Deferred income (Note 1f) .....................................                           376,362
                         Accrued expenses and other liabilities ........................                           307,570
                                                                                                              ------------
                         Total liabilities .............................................                       197,001,843
                                                                                                              ------------
==========================================================================================================================
Net Assets:              Net assets ....................................................                      $557,613,819
                                                                                                              ============
==========================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ...                      $  6,261,000
                         Paid-in capital in excess of par ..............................                       619,266,581
                         Undistributed investment income -- net ........................                         5,043,388
                         Accumulated realized capital losses on investments and
                         foreign currency transactions -- net (Note 7) .................                       (29,006,033)
                         Unrealized depreciation on investments and foreign
                         currency transactions -- net ..................................                       (43,951,117)
                                                                                                              ------------
                         Net Assets -- Equivalent to $8.91 per share based on 62,610,000
                         shares of capital stock outstanding (market price -- $8.125) .....                   $557,613,819
                                                                                                              ============
==========================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended August 31, 1999
==========================================================================================================================
Investment Income        Interest and discount earned ..................................                      $ 36,635,266
(Note 1f):               Dividends .....................................................                           707,471
                         Facility and other fees .......................................                           236,195
                                                                                                              ------------
                         Total income ..................................................                        37,578,932
                                                                                                              ------------
==========================================================================================================================
Expenses:                Loan interest expense (Note 6) ................................      $  4,815,882
                         Investment advisory fees (Note 2) .............................         2,259,475
                         Borrowing costs (Note 6) ......................................           145,486
                         Professional fees .............................................            95,443
                         Accounting services (Note 2) ..................................            61,202
                         Commitment fees ...............................................            56,164
                         Listing fees ..................................................            46,918
                         Custodian fees ................................................            30,335
                         Organization expenses (Note 1g) ...............................            21,365
                         Transfer agent fees (Note 2) ..................................            18,340
                         Printing and shareholder reports ..............................            15,675
                         Directors' fees and expenses ..................................            13,528
                         Pricing services ..............................................             7,477
                         Other .........................................................            20,068
                                                                                              ------------
                         Total expenses ................................................                         7,607,358
                                                                                                              ------------
                         Investment income -- net ......................................                        29,971,574
                                                                                                              ------------
==========================================================================================================================
Realized &               Realized gain (loss) from:
Unrealized Gain (Loss)     Investments -- net ..........................................       (15,668,331)
On Investments &           Foreign currency transactions -- net ........................            69,872     (15,598,459)
Foreign Currency                                                                              ------------
Transactions -- Net      Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments -- net ..........................................          (456,785)
                           Foreign currency transactions -- net ........................          (117,321)       (574,106)
                                                                                              ------------    ------------
                         Net Increase in Net Assets Resulting from Operations ..........                      $ 13,799,009
                                                                                                              ============
==========================================================================================================================

            See Notes to Financial Statements.


                                    16 & 17

                                  Debt Strategies Fund II, Inc., August 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six    For the Period
                                                                                             Months Ended   Mar. 27, 1998+ to
                         Increase (Decrease) in Net Assets:                                  Aug. 31, 1999    Feb. 28, 1999
=============================================================================================================================
Operations:              Investment income -- net .........................................   $ 29,971,574     $ 47,590,151
                         Realized loss on investments and foreign currency
                         transactions -- net ..............................................    (15,598,459)     (13,489,541)
                         Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions -- net .............       (574,106)     (43,377,011)
                                                                                              ------------     ------------
                         Net increase (decrease) in net assets resulting from operations ..     13,799,009       (9,276,401)
                                                                                              ------------     ------------
=============================================================================================================================
Dividends to             Investment income -- net .........................................    (29,087,291)     (43,349,079)
Shareholders             Net decrease in net assets resulting from dividends to               ------------     ------------
(Note 1h):               shareholders .....................................................    (29,087,291)     (43,349,079)
                                                                                              ------------     ------------
=============================================================================================================================
Capital Share            Proceeds from issuance of Common Stock ...........................             --      626,000,000
Transactions             Offering costs resulting from the issuance of Common Stock .......             --         (572,419)
(Notes 1g & 4):          Net increase in net assets resulting from capital share              ------------     ------------
                         transactions .....................................................             --      625,427,581
=============================================================================================================================
Net Assets:              Total increase (decrease) in net assets ..........................    (15,288,282)     572,802,101
                         Beginning of period ..............................................    572,902,101          100,000
                                                                                              ------------     ------------
                         End of period* ...................................................   $557,613,819     $572,902,101
                                                                                              ============     ============
=============================================================================================================================
                        *Undistributed investment income -- net ...........................   $  5,043,388     $  4,159,105
                                                                                              ============     ============
=============================================================================================================================

            +Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended August 31, 1999
===========================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ............................    $ 13,799,009
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .......................................................      (1,408,370)
                           Decrease in other assets ......................................................              87
                           Increase in other liabilities .................................................         707,798
                           Realized and unrealized loss on investments and foreign currency
                           transactions -- net ...........................................................      16,172,565
                           Amortization of discount ......................................................      (4,591,951)
                                                                                                              ------------
                         Net cash provided by operating activities .......................................      24,679,138
                                                                                                              ------------
===========================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ....................................     258,273,472
Investing Activities:    Purchases of long-term investments ..............................................    (305,403,091)
                         Purchases of short-term investments .............................................    (102,991,470)
                         Proceeds from sales and maturities of short-term investments ....................     103,330,000
                                                                                                              ------------
                         Net cash used for investing activities ..........................................     (46,791,089)
                                                                                                              ------------
===========================================================================================================================
Cash Provided by         Cash receipts from borrowings ...................................................     229,000,000
Financing Activities:    Cash payments on borrowings .....................................................    (178,000,000)
                         Dividends paid to shareholders ..................................................     (29,155,754)
                                                                                                              ------------
                         Net cash provided by financing activities .......................................      21,844,246
                                                                                                              ------------
===========================================================================================================================
Cash:                    Net decrease in cash ............................................................        (267,705)
                         Cash at beginning of period .....................................................         282,137
                                                                                                              ------------
                         Cash at end of period ...........................................................    $     14,432
                                                                                                              ============
===========================================================================================================================
Cash Flow                Cash paid for interest ..........................................................    $  4,389,160
Information:                                                                                                  ============
===========================================================================================================================

            See Notes to Financial Statements.


                                    18 & 19

                                  Debt Strategies Fund II, Inc., August 31, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived               For the Six    For the Period
                         from information provided in the financial statements.                  Months Ended   March 27, 1998+
                                                                                                  August 31,      to Feb. 28,
                         Increase (Decrease) in Net Asset Value:                                     1999             1999
================================================================================================================================
Per Share                Net asset value, beginning of period ...............................     $    9.15        $   10.00
Operating                                                                                         ---------        ---------
Performance:             Investment income -- net ...........................................           .47              .76
                         Realized and unrealized loss on investments and foreign
                          currency transactions -- net ......................................          (.25)            (.91)
                                                                                                  ---------        ---------
                         Total from investment operations ...................................           .22             (.15)
                                                                                                  ---------        ---------
                         Less dividends from investment income -- net .......................          (.46)            (.69)
                                                                                                  ---------        ---------
                         Capital charge resulting from the issuance of Common Stock .........            --             (.01)
                                                                                                  ---------        ---------
                         Net asset value, end of period .....................................     $    8.91        $    9.15
                                                                                                  =========        =========
                         Market price per share, end of period ..............................     $   8.125        $   7.875
                                                                                                  =========        =========
================================================================================================================================
Total Investment         Based on market price per share ....................................          9.01%++        (14.87%)++
                                                                                                  =========        =========
Return:**                Based on net asset value per share .................................          2.89%++         (1.09%)++
                                                                                                  =========        =========
================================================================================================================================
Ratios to Average        Expenses, net of reimbursement and excluding interest expense ......           .96%*            .54%*
                                                                                                  =========        =========
Net Assets:              Expenses, net of reimbursement .....................................          2.62%*            .93%*
                                                                                                  =========        =========
                         Expenses ...........................................................          2.62%*           1.20%*
                                                                                                  =========        =========
                         Investment income -- net ...........................................         10.33%*           8.60%*
                                                                                                  =========        =========
================================================================================================================================
Leverage:                Amount of borrowings, end of period (in thousands) .................     $ 193,000        $ 142,000
                         Average amount of borrowings outstanding during the                      =========        =========
                          period (in thousands) .............................................     $ 172,750        $  42,330
                                                                                                  =========        =========
                         Average amount of borrowings outstanding per share during
                          the period ........................................................     $    2.76        $     .69
                                                                                                  =========        =========
================================================================================================================================
Supplemental             Net assets, end of period (in thousands) ...........................     $ 557,614        $ 572,902
                                                                                                  =========        =========
Data:                    Portfolio turnover .................................................         35.05%           89.76%
                                                                                                  =========        =========
================================================================================================================================

                  *     Annualized.
                  **    Total investment returns based on market value, which
                        can be significantly greater or lesser than the net
                        asset value, may result in substantially different
                        returns. Total investment returns exclude the effects of
                        sales charges.
                  +     Commencement of operations.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


                                    20 & 21

                                  Debt Strategies Fund II, Inc., August 31, 1999

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Organization expenses -- In accordance with Statement of Position 98-5, unamortized organization expenses of $21,365 were expensed during the six months ended August 31, 1999. The remaining unamortized organization expenses will be expensed by February 29, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $217 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1999 were $300,217,748 and $258,309,472, respectively.

Net realized gains (losses) for the six months ended August 31, 1999 and net unrealized gains (losses) as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................     $(15,668,331)     $(43,933,423)
Forward foreign exchange contracts .........          197,607           (37,430)
Foreign currency transactions ..............         (127,735)           86,025
Unfunded corporate loans ...................               --           (66,289)
                                                 ------------      ------------
Total ......................................     $(15,598,459)     $(43,951,117)
                                                 ============      ============
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $43,933,423, of which $5,273,054 related to appreciated securities and $49,206,477 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $785,432,196.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 1999 remained constant and during the period March 27, 1998 to February 28, 1999 increased by 62,600,000 from shares sold.

5. Unfunded Corporate Loans:

As of August 31, 1999, the Fund had unfunded loan commitments of approximately $9,108,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
Ares Leveraged Fund II ..........................................         $  390
Breed Technologies Inc. .........................................            102
Metro-Goldwyn-Mayer Co. (MGM) ...................................            543
Nextel Communications, Inc. .....................................          3,750
Outsourcing Solutions, Inc. .....................................            923
PageNet Finance Corp. ...........................................          3,320
Specialty Foods, Inc. ...........................................             80
--------------------------------------------------------------------------------


                                    22 & 23

                                  Debt Strategies Fund II, Inc., August 31, 1999

6. Short-Term Borrowings:

On July 14, 1999, the Fund extended its one-year credit agreement with The Bank of New York, Harris Trust and Savings Bank and certain other institutions party thereto. The agreement is a $225,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and/or Eurodollar plus .55%. For the six months ended August 31, 1999, the average amount borrowed was $172,750,000 and the daily weighted average interest rate was 5.53%. For the six months ended August 31, 1999, facility and commitment fees aggregated approximately $145,000.

7. Capital Loss Carryforward:

At February 28, 1999, the Fund had a net capital loss carryforward of approximately $5,992,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080552 per share, payable on September 30, 1999 to shareholders of record as of September 22, 1999.

PORTFOLIO PROFILE

As of August 31, 1999

                                                                      Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ...............................................................     1.6%
BB/Ba .................................................................    21.6
B/B ...................................................................    58.5
CCC/Caa ...............................................................     5.8
NR (Not Rated) ........................................................    12.5
--------------------------------------------------------------------------------

                                                                      Percent of
                                                                      Long-Term
Breakdown of Investments by Country                                  Investments
--------------------------------------------------------------------------------
United States .........................................................    89.8%
Canada ................................................................     2.5
United Kingdom ........................................................     2.2
Ireland ...............................................................     1.4
Argentina .............................................................     1.2
Australia .............................................................     0.9
Poland ................................................................     0.5
Brazil ................................................................     0.4
Mexico ................................................................     0.3
Cayman Islands ........................................................     0.3
Greece ................................................................     0.2
Netherlands ...........................................................     0.1
Germany ...............................................................     0.1
Belgium ...............................................................     0.1
--------------------------------------------------------------------------------

                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wired Telecommunications ..............................................     7.7%
Wireless Telecommunications ...........................................     6.8
Hotels & Motels .......................................................     6.0
Gaming ................................................................     5.9
Cable Television Services .............................................     5.3
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Wyndham International .................................................     2.6%
Starwood Hotels and Resorts Worldwide, Inc. ...........................     2.3
Pool Energy Services Co. ..............................................     1.6
Coaxial LLC ...........................................................     1.5
Radio Unica Corp. .....................................................     1.5
ESAT Telecom Group PLC ................................................     1.4
Collins & Aikman Corp. ................................................     1.3
Specialty Foods, Inc. .................................................     1.3
Nextel Communications, Inc. ...........................................     1.2
Horseshoe Gaming LLC ..................................................     1.2
--------------------------------------------------------------------------------


                                    24 & 25

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


                                    26 & 27

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBTII--8/99

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